UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Texas Instruments Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 20, 2017.

TEXAS INSTRUMENTS INCORPORATED

TEXAS INSTRUMENTS INCORPORATED

ATTN: JANE NAHRA

P.O. BOX 655474

MS 3999

DALLAS, TX 75265-5474

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 21, 2017
Date: April 20, 2017 Time: 8:30 a.m.
Location:	Texas Instruments Incorporated 12500 TI Boulevard Dallas, Texas 75243
See page 51 of the Proxy Statement (available at www.proxyvote.com) for attendance requirements and directions to the meeting location.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. 2017 Notice and Proxy Statement	2. 2016 Annual Report
How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 6, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you plan to attend the annual meeting you will be required to show proof of ownership as of February 21, 2017, and a government-issued photo ID. Please see page 4 of the proxy statement for more information. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) and follow the instructions. For registered shares, you may vote by Internet up until 11:59 p.m. Eastern time on April 19, 2017. For shares allocable to a benefit plan account, voting instructions must be received no later than 11:59 p.m. Eastern time on April 17, 2017.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials (as indicated above), which will include a proxy card.

Voting Items

The board of directors recommends you vote FOR each of the nominees for director, FOR Proposals 2 and 4 and FOR 1 year on proposal 3.

1.	Election of Directors

Nominees:

1a.    R. W. Babb, Jr.

1b.    M. A. Blinn

1c.    T. M. Bluedorn

1d.    D. A. Carp

1e.    J. F. Clark

1f.    C. S. Cox

1g.    J. M. Hobby

1h.    R. Kirk

1i.     P. H. Patsley

1j.     R. E. Sanchez

1k.    W. R. Sanders

1l.     R. K. Templeton

2.	Board proposal regarding advisory approval of the Company’s executive compensation.

3.	Board proposal regarding advisory approval of annual frequency for future advisory votes on executive compensation.

4.	Board proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.